SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

American Independence Funds Trust
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required

☐	Fee computed on table below per Exchange Act Rules 14a(6)(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

American Independence Funds Trust

Rx Dynamic Stock Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY 10105

(866) 410-2006

www.riskxfunds.com

April 11, 2016

Dear Shareholder:

On behalf of the Board of Trustees of American Independence Funds Trust (the “Trust”), I cordially invite you to attend a Special Meeting of Shareholders of the Rx Dynamic Stock Fund, a separate investment series of the Trust, (the “Fund”), to be held at 10:00 a.m. (Eastern time) on May 27, 2016, at the Trust’s offices located at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105. The purpose of the meeting is to ask shareholders to consider the following proposals:

  Approval of an Investment Sub-Advisory Agreement between RiskX Investments, LLC and Navellier & Associates, Inc. on behalf of the Fund;

  Approval to change the Fund’s diversification status from diversified to non-diversified; and

  Approval of any other matters as may properly come before the Meeting and any adjournment or postponement thereof.

INCLUDED WITH THIS LETTER ARE A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT AND A PROXY CARD.

Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders’ Meeting, we would appreciate your promptly voting, signing, and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in the Rx Dynamic Stock Fund.

Sincerely,

/s/John J. Pileggi

John J. Pileggi

President

American Independence Funds Trust

American Independence Funds Trust

Rx Dynamic Stock Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the American Independence Funds Trust (the “Trust”), a Delaware business trust, will be held at the Trust’s offices, located at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, on May 27, 2016, at 10:00 a.m. (Eastern time) for the following purposes:

1.      To approve a new Investment Sub-Advisory Agreement between RiskX Investments, LLC and Navellier & Associates, Inc. on behalf of the Rx Dynamic Stock Fund (the “Fund”);

2.      To approve a change in the Fund’s diversification status from diversified to non-diversified; and

3.      To transact such other business as may properly come before the Meeting, or any adjournments thereto.

After careful consideration, the Board of Trustees of the Trust, including all of the Independent Trustees, unanimously approved each of the proposals listed above and recommended that shareholders vote “FOR” the proposals. The matter for Proposals 1 and 2 referred to above are discussed in detail in the proxy statement attached to this Notice. The Board of Trustees has fixed the close of business on April 5, 2016, as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting. Each share of the Fund is entitled to one vote with respect to each proposal, with fractional votes for fractional shares.

John J. Pileggi

President

American Independence Funds Trust

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have submitted a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

ii

American Independence Funds Trust

Rx Dynamic Stock Fund

PROXY STATEMENT

FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 27, 2016

INTRODUCTION

This proxy statement is solicited by the Board of Trustees (the “Board”) of American Independence Funds Trust (the “Trust”) with respect to the Rx Dynamic Stock Fund (“Stock Fund” or the “Fund”) for voting at the special meeting of shareholders of the Trust to be held at 10:00 a.m. (Eastern time) on May 27, 2016, at the Trust’s offices at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105 and at any and all adjournments thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Trust will furnish, without charge, a copy of the Fund’s most recent annual and semi-annual reports to shareholders upon request, which may be made either by writing to the Trust at the address above or by calling toll-free (866) 410-2006. The annual and semi-annual reports will be mailed to you by first-class mail within three business days of your request.

SOLICITATION OF PROXIES

The Board is soliciting votes from shareholders of the Trust with respect to the Proposals discussed below. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card on or about April 15, 2016. In addition to solicitation by mail, certain officers and representatives of the Trustees, officers and employees of the Trust’s investment adviser or their affiliates, or a professional solicitation organization may solicit proxies by telephone, facsimile or personally, at no extra cost to shareholders. (See “Shareholder Meeting Costs and Voting Procedures” under “ADDITIONAL INFORMATION ABOUT THE FUND.”) In addition to the mailing, this Proxy Statement is available on the website www.riskxfunds.com under the “Documents” tab (see “Applications and Forms”). In the case where multiple shareholders share the same address, unless we have received contrary instructions, only one Proxy Statement will be sent to the address of record but the mailing will include multiple proxy cards, one for each shareholder. To receive an additional copy, to notify the Fund that you would like to receive separate copies in the future, or to request delivery of only a single copy in the future, direct your request to American Independence Funds Trust, 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105 or call (212) 488-1331.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Each share of the Fund is entitled to one vote on each proposal and on each other matter that it is entitled to vote upon at the Meeting. At this time, the Trust knows of no other business to be voted upon at the Meeting other than the proposals set forth in the accompanying Notice of Special Meeting of Shareholders and described in this Proxy Statement.

Each valid proxy that the Trust receives will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted “FOR” the proposals. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust or by voting in person at the Meeting.

The presence in person or by proxy of the holders of record of one-third of the outstanding shares of the Fund shall constitute a quorum at the Meeting, permitting action to be taken. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposals and will vote against any such adjournment those proxies required to be voted against the proposals.

The proposals require the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities” of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), means: the affirmative vote of the lesser of (i) 67% or more of the voting securities of that Fund present at the meeting if more than 50% of the outstanding shares of that Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of that Fund.

The Board has fixed the close of business on April 5, 2016 as the record date (the “Record Date”) for determining holders of Fund shares entitled to notice of, and to vote at, the Meeting. See “Ownership of Shares” under “ADDITIONAL INFORMATION ABOUT THE FUND” for record date shares of the Fund.

_____________________

PROPOSAL 1 – Approval of a new Investment Sub-Advisory Agreement between RiskX Investments, LLC (“RiskX Investments” or the “Adviser”) and Navellier & Associates, Inc. (“Navellier” or the “Sub-Adviser”) on behalf of the Rx Dynamic Stock Fund

Shareholders of the Rx Dynamic Stock Fund are being asked to approve a Proposed Investment Sub-Advisory Agreement between RiskX Investments and Navellier (the “Investment Sub-Advisory Agreement”) per the recommendation by RiskX Investments and the approval by the Board of Trustees. At a Board meeting held on December 11, 2015, the Board of Trustees of the Trust, including a majority of the Independent Trustees, unanimously approved the Investment Sub-Advisory Agreement between RiskX Investments and Navellier with respect to the Fund, subject to the approval of the Fund’s shareholders. The Fund currently is managed by the Adviser pursuant to an Investment Advisory Agreement dated November 20, 2015 (see Appendix B) and does not have a sub-adviser. Federal securities laws generally require that shareholders approve agreements with an investment adviser or sub-adviser.

The Board is recommending the approval of the Investment Sub-Advisory Agreement for the Fund.

Background

At the start of 2015, RiskX Investments began reviewing the investment strategy of the portfolio manager and the difficult performance the Fund had in 2014, and considered various options including a change in the portfolio manager due to the under-performance of the Fund. In discussions with the Board, RiskX Investments noted that the relative returns which were needed in order to keep assets in the Fund had not been achieved and, therefore, concluded that a change was appropriate and desirable. RiskX Investments specifically noted that its poor position amongst its peers based on Morningstar data was a leading factor to assets leaving the Fund.

RiskX Investments had analyzed different investment styles and investment managers that might both improve performance and marketability of the Fund and initially identified AJO LP as a potential sub-adviser; however, the Fund did not obtain a quorum for the special meeting of shareholders that had been set for March 30, 2015. RiskX Investments continued to analyze other favorable opportunities and identified Navellier’s Defensive Alpha strategy as a potentially different and improved strategy to use in the management of the Fund. Navellier currently manages two other funds in the Trust: the AI Navellier Large Cap Growth Fund and the AI Navellier International Fund.

At a meeting held December 11, 2015 (the “Board Meeting”), RiskX Investments recommended to the Board that Navellier become a sub-adviser to the Fund and certain principal investment strategies be changed. At the same Board Meeting, Mr. Louis Navellier presented to the Board his firm’s history, philosophy and performance with particular focus on the Defensive Alpha objective and investment strategy and the management team. After careful consideration, the Board approved a proposed Investment Sub-Advisory Agreement to retain Navellier to manage the Fund’s portfolio based on a review of Navellier’s experience, personnel and performance in the management of its Defensive Alpha strategy as well as the proposed changes to the principal investment strategies. The Board also approved a change in the Fund’s investment style from a “value” strategy to a “growth” strategy.

How does Proposal 1 affect shareholders of the Fund?

Fees. There will be no increase in advisory fees for the Fund due to the engagement of Navellier under the new Investment Sub-Advisory Agreement. The annual advisory fees payable to RiskX Investments will remain at 1.00% of the Fund’s average net assets. In addition, RiskX Investments continues to be contractually obligated to reimburse the Fund for all expenses (except for extraordinary expenses such as litigation and expenses related to acquired fund fees) in excess of 1.16%, 1.54% and 2.16% of average daily net assets for Institutional Class shares, Class A shares and Class C shares, respectively. The expense limitations are in effect until March 1, 2017.

Navellier will receive its sub-advisory fees, as described below in “Terms of the Investment Sub-Advisory Agreement”, from the Adviser out of the total advisory fees received from the Fund. The Fund and its shareholders will not incur additional fees related to the Investment Sub-Advisory Agreement.

Investment Objective. The objective of the Fund will remain to provide investors with long-term capital appreciation.

Investment Strategies. Certain of the Fund’s strategies will be changing to reflect that of the Defensive Alpha strategy as managed by Navellier. The following table describes the current strategies compared to those of the new strategies:

CURRENT:	PROPOSED:
Principal Strategies:

The Fund seeks long-term capital appreciation by using a growth oriented approach to selecting individual equity securities that the Adviser considers to have superior appreciation potential using third-party research and fundamental analysis.

The Fund seeks long-term capital appreciation by allocating among a concentrated portfolio of equity positions and cash. Stocks will be evaluated with a growth-oriented approach to selecting the equities of companies that Navellier considers to have superior appreciation potential. The allocation among stocks and cash is determined by a proprietary “Dynamic Asset Allocation” model that seeks to respond quickly to changing market conditions.

Unlike other “fully invested” equity funds, the Fund uses cash as a defensive hedge. During market volatility, the portfolio is designed to methodically rotate from 100% equity to as much as 100% cash. The Fund will have a concentrated portfolio with a maximum of 20 securities; therefore, the Fund will be a non-diversified fund as that term is defined under the 1940 Act.

The Fund intends to invest in the following manner:
➢ At least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in common and/or preferred stocks of U.S. companies.	➢ Between 0% - 100% of the Fund’s portfolio will be invested in a maximum of 20 equity securities; between 0% - 100% of the Fund’s portfolio may be invested in cash and/or short-term investments.
➢ N/A

➢ Up to 20% of the Fund’s portfolio may be invested in a single sector (currently there are ten sectors – Energy, Materials, Industrials, Consumer Discretionary, Consumer Staples, Healthcare, Financials, Information Technology, Utilities, and Telecommunication Services).

➢ At least 65% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in such stocks issued by companies with large market capitalizations (over $5 billion) at the time of purchase and up to 35% of its total assets in companies with small- to mid-sized market capitalizations.

➢ All equity investments will be invested in stocks issued by companies with market capitalizations over $3 billion at the time of purchase.

➢ Up to 20% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in common and/or preferred stock of foreign companies, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

➢ May invest up to 20% of the Fund’s net assets, plus any borrowings for investment purposes, in equity securities of foreign issuers through Depositary Receipts and similar investments that are traded on a U.S. stock exchange. Depositary receipts are issued by a bank that purchases shares of a non-U.S. company and issues shares based on the foreign holdings. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. Types of depositary receipts include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs trade on a U.S. exchange and thus are subject to registration and disclosure requirements under the Securities Acts of 1933 and Securities Exchange Act of 1934, each as amended, and GDRs trade on the London Stock Exchange.

➢ The Fund may engage in hedging through the use of put and call options and written covered put and call options on securities in which the Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter (OTC) options).

➢ N/A
➢ The Fund may also invest in securities that are convertible into common stock and preferred stock.	➢ N/A
Main types of securities in which the Fund may invest:
➢ Common stocks of companies traded on major stock exchanges	➢ Common stocks of U.S. companies, including real estate investment trusts (“REITS”) ➢ ADRs and GDRs
➢ Preferred stocks	➢ N/A
➢ Convertible bonds rated investment grade or higher with a maturity between 1-30 years	➢ N/A
➢ Short-term money market securities, including cash, money market mutual funds and Treasury Bills	➢ Short-term money market securities, including cash, money market mutual funds and Treasury Bills
➢ Derivative instruments (consisting of exchange-traded options)	➢ N/A

➢ Exchange-traded funds (“ETFs”) and other investment companies, including inverse ETFs; to the extent the Fund invests in ETFs and other investment companies, the Fund will bear the proportionate share of the underlying expenses of the ETF or other investment company

➢ N/A
Diversification status (please see Proposal 2 for further information):
Diversified	Non-diversified

Navellier’s portfolio construction process uses three steps. The first step is the “Dynamic Asset Allocation” step which determines equity and cash positions based on current market conditions. The Fund’s equity exposure may vary between 0% and 100% depending on changes in the value of the S&P 500 Index. The Dynamic Asset Allocation model is calculated on a daily basis. The second step is the stock selection process in which a database will screen out companies based on several criteria, including those with market capitalizations of less than $3 billion; a beta greater than 1.8 (beta measures the sensitivity of the stock’s rate of return to the market rate of return); and a stock price less than $10, as well as other criteria. The third step is the portfolio construction based on the first two steps. The maximum number of securities at any one time will be 20. In this instance, the top two securities, based on the stock selection process, from each of the ten sectors (Energy, Materials, Industrials, Consumer Discretionary, Consumer Staples, Healthcare, Financials, Information Technology, Utilities, and Telecommunication Services) are chosen. At initial purchase, each security will be approximately 5% of the portfolio. Based on current market conditions, the percentage in a single sector will change and may be up to 20%. Rebalancing of the Fund’s portfolio can occur once a quarter or whenever there are large changes in the market. Navellier uses a Growth Opportunity Ratio (“GO Ratio”) in reviewing stocks, which shows what part of the stock’s current price is due to the belief in that company’s future growth opportunity value. If a stock has negative momentum or a negative GO Ratio, it is typically removed from the Fund’s portfolio. Stocks that reach extreme excess momentum are trimmed in a rebalancing of the portfolio or sold when a better candidate is found. One of the most significant changes from the Fund’s current strategy will be the ability to transition to a portfolio of 100% cash when the sub-adviser believes that market conditions are unfavorable to holding equity securities. The current Fund restrictions generally limit cash holdings to a maximum of 20% of the Fund’s net assets.

Investment Risks. The following are new risks under the Defensive Alpha strategy that are in addition to risks already disclosed in the Fund’s prospectus:

Non-Diversified Fund Risk. The Fund is “non-diversified” under the 1940 Act, and therefore is not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Sector Concentration Risk. The Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund is concentrated in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors. Since the benchmark’s sector weights influence the Fund’s sector exposure, the Fund may tend to be more heavily weighted in consumer discretionary, consumer staples, health care and information technology companies.

Consumer Discretionary Sector Risk. Companies in the consumer discretionary sector could be affected by, among other things, overall economic conditions, interest rates, consumer confidence, and disposable income. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition and consumer confidence.

Consumer Staples Sector Risk. Companies in the consumer staples sector could be affected by, among other things, consumer tastes, government regulation, marketing, and consumer confidence. In addition, consumer staples companies may be subject to other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending.

Health Care Sector Risk. Companies in the health care sector could be affected by, among other things, patent protection, government regulation, research and development costs, litigation, and competitive forces. In addition, companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restriction on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services.

Technology Sector Risk. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in product cycles, rapid product obsolescence, government regulation and competition. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the information technology sector could be affected by, among other things, volatility in the companies’ growth rates, competition for qualified labor, and overall economic conditions.

Real Estate Investment Trusts (“REITs”) Risk. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. REITs’ share prices may decline because of adverse developments affecting the real estate industry, including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Market Non-Participation Risk. In addition to the typical risks of investing in securities which may fluctuate and lose value, the ability to hold cash positions up to 100% of net assets may result in circumstances where the Fund does not participate in rising markets.

The following risks are no longer applicable: (a) Derivatives Risk (including Options Risk); (b) ETF and Other Investment Company Risk; (c) Convertible Securities Risk; and (d) Preferred Securities Risk.

Name Change. The Adviser has recommended that, upon the approval of Navellier as the sub-adviser, the Fund’s name be changed from the Rx Dynamic Stock Fund to the AI Navellier Defensive Alpha Fund. This name change impacts the Fund’s policy of investing at least 80% of its net assets, plus borrowings for investment purposes, in securities that are consistent with the Fund’s name (i.e. stocks or equity securities). A change in this policy requires a notice to shareholders at least 60 days in advance of the change.

Terms of the Investment Sub-Advisory Agreement

It is proposed that RiskX Investments and Navellier, on behalf of the Fund, enter into the Investment Sub-Advisory Agreement, to become effective upon the date of shareholder approval. Under Section 15(a) of the 1940 Act, the new Investment Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Trustees who are not “interested persons” of any party to the new Investment Sub-Advisory Agreement, and (ii) the shareholders of the Fund. Based upon the considerations described below under “Approval of the Investment Sub-Advisory Agreement by the Board of Trustees,” the Board, including all of the Independent Trustees, approved the proposed Investment Sub-Advisory Agreement on December 11, 2015.

Navellier will act as the Fund's sub-adviser pursuant to the Investment Sub-Advisory Agreement between RiskX Investments and Navellier, on behalf of the Fund.

Under the terms of the Investment Sub-Advisory Agreement, Navellier will manage the portfolio of the Fund in accordance with the Fund’s stated investment objectives and policies, make investment decisions for the Fund, and place orders to purchase and sell securities on behalf of the Fund, all subject to the supervision and direction of the Board and the Adviser.

For services rendered by Navellier on behalf of the Fund under the Investment Sub-Advisory Agreement, RiskX Investments has agreed to pay Navellier an annual base fee of up to 50 Basis Points (0.50%) on daily average net assets, paid monthly. The fee may be less than 0.50% under circumstances agreed upon by the Adviser and Sub-Adviser, based upon criteria such as the Fund being in expense reimbursement status; shareholder retention; new shareholder asset growth; and other relevant criteria agreed upon between the parties.

Such fees are paid by RiskX Investments from the Advisory Fees received from the Fund. There is no proposed change to the advisory fee rate paid by the Fund to the Adviser.

The Investment Sub-Advisory Agreement terminates automatically on its assignment and may be terminated at any time without the payment of any penalty by the Adviser, by vote of a majority of the Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days’ nor more than 60 days’ written notice to Navellier, or by Navellier at any time without the payment of any penalty on 60 days’ written notice to the Adviser and the Fund.

With respect to Navellier’s liability to the Fund, no provision of the Investment Sub-Advisory Agreement shall be deemed to protect Navellier against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Investment Sub-Advisory Agreement.

A copy of the form of the Investment Sub-Advisory Agreement is attached as Appendix A to this Proxy.

Approval of Investment Sub-Advisory Agreement by the Board of Trustees

At a meeting held December 11, 2015, the Board, including all of the Independent Trustees, unanimously approved the Investment Sub-Advisory Agreement. The Board, including the Independent Trustees, reviewed certain materials, such as performance, overall fees and peer comparisons at a meeting held March 18-19, 2015 (the “2015 Contract Renewal Meeting”) and approved the Advisory Agreement and Expense Limitation Agreement between the Fund and RiskX Investments.

In determining whether or not it was appropriate to approve the Investment Sub-Advisory Agreement and to recommend its approval to the shareholders, the Board, including the Trustees who are not interested persons of RiskX Investments, considered various materials and representations provided by RiskX Investments and Navellier, and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust and information from RiskX Investments that was provided in connection with the 2015 Contract Renewal Meeting. In addition, the Board held meetings on August 4, 2015 and August 21, 2015 during which they discussed the management of the Fund, proposed sub-advisors, and material information about each strategy and proposed sub-adviser.

Information considered by the Trustees included, among other things, the following: (1) that the total compensation to be paid by the Fund would not increase due to the Sub-Advisory Agreement; (2) RiskX Investments’ representation and Navellier’s understanding of the existing expense limitation agreement in effect; (3) that the terms and conditions of the Sub-Advisory Agreement are the same in all material respects to those of other sub-advisory agreements under the Trust, except that under this agreement Navellier has agreed to not be the sub-adviser to another fund with a similar strategy; (4) the experience with Navellier, including the nature, quality and extent of services provided as sub-adviser to the AI Navellier International and the AI Navellier Large Cap Growth series of the Trust; and (5) the commitment of RiskX Investments and Navellier that there will not be any diminution in the nature, quality and extent of services provided to the Fund or its shareholders.

At the December 11, 2015 meeting, the Board reached its determinations with respect to the Investment Sub-Advisory Agreement based on the following factors: (1) the quality of Navellier’s investment advisory and other services; (2) Navellier’s investment management personnel; (3) Navellier’s operations and financial condition; (4) Navellier’s brokerage practices (including any soft dollar arrangements and any benefits Navellier would receive from its relationship with the Fund); (5) the level of the fees that Navellier charges compared with the fees charged to comparable mutual funds or accounts; (6) the Fund’s overall fees and operating expenses compared with similar mutual funds; (7) whether RiskX Investments and Navellier will continue to waive or reimburse fees of the Fund; (8) the level of Navellier’s profitability including the anticipated impact to its profitability under its relationship with the Fund; (9) Navellier’s compliance systems; (10) Navellier’s policies on compliance procedures for personal securities transactions; (11) Navellier’s reputation, expertise and resources in the financial markets; and (12) the performance of accounts managed by Navellier with similar strategies to that of the Fund.

The Trustees discussed the extent to which economies of scale were projected by RiskX Investments and Navellier to be realized as the Fund’s assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of RiskX Investments and Navellier and their affiliates for marketing and distributing the shares of the Fund. The Trustees reviewed information about the potential effect of asset growth on Fund expenses and the difficulty of forecasting its effect on the profitability of RiskX Investments and Navellier. It was noted that, to the extent the Fund’s gross expenses currently were higher than its net expenses, the reduction of the Fund’s gross expenses through the achievement of economies of scale might benefit RiskX Investments and Navellier by reducing the expenses RiskX Investments and Navellier must reimburse to the Fund, rather than directly benefiting the Fund by reducing its net expenses.

In reaching their conclusion with respect to the approval of the Investment Sub-Advisory Agreement, the Board members did not identify any one single factor as being controlling; rather, the Board took note of a combination of factors that influenced their decision-making process. The Board did, however, identify the overall favorable investment performance of accounts with a similar strategy to the Fund managed by Navellier, Navellier’s reputation, management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of RiskX Investments and Navellier to the successful operation of the Fund, and the level of expenses of the Fund, as well as the continued use of an expense limitation agreement in order to reduce the overall operating expenses of the Fund, as being important elements of its consideration. The Board also considered the effectiveness of the compliance programs of the Fund, RiskX Investments and Navellier in accordance with applicable requirements relating to mutual funds and their investment advisers.

The Board also determined that the Investment Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors and such other factors and information it considered relevant, the Board unanimously approved the Investment Sub-Advisory Agreement and voted to recommend approval by the Fund’s shareholders with respect to the Investment Sub-Advisory Agreement.

If shareholders approve the Investment Sub-Advisory Agreement, it will remain in effect for up to two years from the date it takes effect and, unless earlier terminated, will continue for maximum terms of one year thereafter, provided that each such continuance is approved annually with respect to the Funds (i) by the Trust’s Board or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Independent Trustees.

Information About Navellier

Navellier & Associates, Inc. (“Navellier”) also serves as sub-adviser to the AI Navellier Large Cap Growth Fund and the AI Navellier International Fund. Navellier is headquartered at 1 East Liberty, Suite 504, Reno, Nevada 89501. Navellier manages a variety of portfolios for institutional clients and as of December 31, 2015 had approximately $2 billion in assets under management. Please see “Additional Information Regarding Navellier” below.

The portfolio management team of Mr. Louis Navellier and Mr. Phillip Mitteldorf is primarily responsible for the day-to-day management of the Fund. Below is the biographical information for Messrs. Navellier and Mitteldorf:

Louis Navellier. Mr. Navellier founded Navellier and currently serves as its Chief Investment Officer, Chief Executive Officer, and Chairman. He is responsible for the management of individual portfolios, mutual funds, and institutional portfolios. Mr. Navellier also manages the AI Navellier Large Cap Growth Fund and the AI Navellier International Fund, other series in the American Independence Funds Trust. Mr. Navellier began publishing his quantitative analysis on growth stocks in 1980, and in 1987 he started managing private accounts for high-net-worth individuals, and shortly thereafter for public plans, Taft-Hartley plans, corporate pension funds, endowments, and foundations. Mr. Navellier received a B.S. in business administration and an M.B.A. in finance from California State University, Hayward.

Phillip Mitteldorf. Mr. Mitteldorf joined Navellier in 1995, has nearly 20 years of experience in the securities industry, and serves as a Portfolio Manager. He is a member of the Defensive Alpha management team. Mr. Mittledorf’s other responsibilities at Navellier include product development and project management. Mr. Mitteldorf received a B.S. in physiological psychology from the University of California, Santa Barbara, and earned his M.B.A. from the University of Nevada, Reno.

Additional Information Regarding Navellier

Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of Navellier is set forth in below. For further information regarding Navellier, please see www.navellier.com.

Name*	Title or Status	Address
Louis G. Navellier	Chief Investment Officer	1 East Liberty, Suite 504, Reno, Nevada 89501
David V. Machen	Chief Financial Officer	1 East Liberty, Suite 504, Reno, Nevada 89501
Tanya Alexander	Chief Compliance Officer	1 East Liberty, Suite 504, Reno, Nevada 89501

Other Funds Advised by Navellier. As of the Record Date, Navellier does not act as investment adviser with respect to another registered investment company with the same investment objective and strategies as either the AI Navellier International Fund, the AI Navellier Large Cap Growth Fund, or the proposed AI Navellier Defensive Alpha Fund. Navellier manages the Cavalier Fundamental Growth Fund and serves as a signal provider to the Cavalier Multi Strategist Fund, both of which have different strategies from those of the AI Navellier International Fund, the AI Navellier Large Cap Growth Fund, and the proposed AI Navellier Defensive Alpha Fund.

Relationships with the Fund. Navellier and RiskX Investments are indirectly affiliated. Mr. John Coyle, Managing Director for Navellier, is also a member of the Board of RiskX Investments and has been granted an option plan whereby he would be an owner of the Adviser were he to exercise such options. No officer or Trustee of the Fund is an officer, employee, director, general partner or shareholder of Navellier or has any material direct or indirect interest in Navellier or any other person controlling, controlled by or under common control with Navellier.

During the fiscal year ended October 31, 2015, the Fund paid no commissions to brokers affiliated with Navellier.

Expenses Related to Proposal 1

All mailing, proxy solicitation and tabulation expenses associated with the Proposal will be borne by the Adviser.

Vote Required for Proposal 1

Shareholders of the Fund who own shares at the close of business on the Record Date, April 5, 2016, will be entitled to notice of, and to vote at, the Special Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

Approval of Proposal 1 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means either (i) the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

In the event that Proposal 1 is not approved by shareholders, the Adviser will consider three possibilities: (1) the adviser will continue to manage the Fund’s assets without a sub-adviser, (2) the adviser will recommend to the Board of Trustees that the Fund be liquidated, and (3) that the Board consider merging the Fund into another series in the Trust.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT.

_____________________

PROPOSAL 2 – Approval to change the Fund’s diversification status from Diversified to Non-Diversified

Shareholders of the Rx Dynamic Stock Fund are being asked to approve a change in the Fund’s diversification status from Diversified to Non-Diversified.

The Board is recommending the approval of the change in diversification status.

Background

The Board, including those Trustees who are not “interested persons” of the Trust and Fund as defined in the 1940 Act (the “Independent Trustees”), has approved, and recommends that the Fund’s shareholders approve, changing the Fund from a diversified fund to a non-diversified fund. Shareholder approval of this change would enable the Fund to invest larger percentages of its assets in the securities of single issuers. The Adviser believes that the proposed change would provide the Fund with increased flexibility and allow the Sub-Adviser to focus the Fund’s investments on the securities of issuers in which the Sub-Adviser has the greatest conviction as part of the Fund’s principal investment strategy. Investing a larger percentage of the Fund’s assets in any one issuer carries certain risks, as described below.

The Fund currently operates as a “diversified” fund, as defined in the 1940 Act. As a diversified fund, with respect to 75% of its total assets, no more than 5% of the Fund’s total assets may be invested in the securities of any single issuer, and it may not hold more than 10% of the outstanding voting securities of any single issuer. With respect to the remaining 25% of its total assets, there is no limit on the percentage of assets the Fund may invest in the securities of a single issuer. These 1940 Act limits do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies. These limits apply only at the time the Fund purchases a security. The Fund may exceed these limits if positions it already holds increase in value relative to the rest of the Fund’s holdings.

The Adviser believes that changing the Fund from a diversified fund to a non-diversified fund would give the Sub-Adviser more flexibility in implementing the Fund’s investment strategies. The change would enable the Sub-Adviser to focus the Fund’s investments in those issuers in which the Sub-Adviser has the greatest conviction. Because the Sub-Adviser would be able to invest larger percentages of the Fund’s assets in the securities of a single issuer, the Sub-Adviser would be able to take larger positions in its high-conviction investment choices.

Risks. Shareholder approval of the proposal would enable the Fund to operate as a non-diversified fund. As a non-diversified fund, the Fund would be able to invest larger percentages of its assets in the securities of a single issuer. The Sub-Adviser’s investment decisions may not be successful, and if a security or an issuer fails to produce the expected results, the negative impact to the Fund would be greater than if the Fund were diversified. Investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer.

If the Fund’s shareholders approve this proposal, the Sub-Adviser is expected to operate the Fund as non-diversified; however, it may not, depending on its assessment of the investment opportunities available to the Fund. The Sub-Adviser will reserve freedom of action to operate the Fund as non-diversified or diversified as it deems to be in the Fund’s and shareholders’ best interests. If the Sub-Adviser does not operate the Fund as non-diversified within three years of shareholder approval, 1940 Act rules will require the Fund to again seek shareholder approval to reserve freedom of action to operate the Fund as non-diversified. Regardless of any change in the Fund’s diversification status under the 1940 Act, the Fund will remain subject to the diversification rules under the Internal Revenue Code of 1986, as amended.

Expenses Related to Proposal 2

All mailing, proxy solicitation and tabulation expenses associated with the Proposal will be borne by the Adviser.

Vote Required for Proposal 2

Shareholders of the Fund who own shares at the close of business on the Record Date, April 5, 2016, will be entitled to notice of, and to vote at, the Special Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

Approval of Proposal 2 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means either (i) the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

In the event that Proposal 2 is not approved by shareholders, the Fund will continue its status as a “diversified” Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF CHANGING THE FUND’S DIVERSIFICATION STATUS TO NON-DIVERSIFIED.

_____________________

ADDITIONAL INFORMATION ABOUT THE FUND

Ownership of Shares

As of the Record Date, to the knowledge of the Trust’s management, the officers and Trustees of the Trust owned, collectively, less than 1% of the shares of the Fund. Louis Navellier, his family members and affiliated entities own approximately 29% of the Fund. To the knowledge of the Trust’s management, at the close of business on the Record Date, the only persons owning beneficially more than five percent of the outstanding shares of the Fund were those listed in Appendix C.

Each share of the Fund is entitled to one vote. Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and give voting instructions for the Fund at the Meeting with respect to their shares owned as of the Record Date. For the Fund, as of the Record Date, the total number of shares outstanding and entitled to vote and the total net assets represented by those shares was:

Total Number of Shares	Total Net Assets
3,242,845.79	$14,354,971.36

Shareholder Meeting Costs and Voting Procedures

Costs. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by the Adviser, including any additional solicitation made by letter or telephone.

Voting Information. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of RiskX Investments and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

Approval of each Proposal requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

Adjournment. In the event that a quorum to transact business or the vote required to approve the Proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve the Proposals, the persons named as proxies will vote in favor of such adjournment with respect to the Proposals those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment with respect to the Proposals those proxies required to be voted against the Proposals, provided that broker non-votes will be disregarded for this purpose.

Effect of Abstentions and Broker Non-Votes. In tallying shareholder votes, abstentions (i.e., shares for which a proxy is presented but which abstains from voting on one or more matters) and “broker non-votes” (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum, or majority of voting shares, is present for the conduct of business at the Meeting. Under applicable law, abstentions and broker non-votes do not constitute votes “for” or “against” any proposal and will be disregarded in determining votes cast for purposes of determining whether a proposal has received a majority of the outstanding voting shares.

The Fund’s Distributor

Matrix Capital Group, Inc., which is located at 106 West 32nd Street, Suite 177, New York, NY 10001, serves as the Distributor for the Fund pursuant to a Distribution Agreement with the Trust.

Fund Administration

RiskX Investments, LLC, located at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, serves as the administrator to the Trust and provides day-to-day administrative services pursuant to an Administration Agreement. RiskX Investments also provides the Trust with office space, facilities and business equipment and generally administers the Fund’s business affairs and provides the services of executive and clerical personnel for administering the affairs of the Fund.

RiskX Investments has contracted with UMB Fund Services, Inc. to provide certain sub-administrative services to the Fund pursuant to a Sub-Administration Services Agreement.

Affiliated Broker

During the Fund’s most recent fiscal year, the Fund paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Trust, RiskX Investments, Navellier, or affiliated persons of such persons.

Shareholder Communications and Proposals

Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal offices a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement and form or forms of proxy relating to such meeting.

By Order of the Board of Trustees
/s/ Thaddeus Leszczynski
Thaddeus Leszczynski
Secretary American Independence Funds Trust

April 11, 2016

APPENDIX A

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this _____ day of ______, 2016 by and between RiskX Investments, LLC (“Adviser”) and Navellier & Associates, Inc. (“Sub-Adviser”) (each a “Party” and together, “Parties”).

WHEREAS, the American Independence Funds Trust (the “Trust”), a Delaware business trust, is an open-end, diversified management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of several series of shares, each having its own investment objective, policies and restrictions;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the AI Navellier Defensive Alpha Fund (the “Fund”), subject to the supervision and control of the Trust’s Board of Trustees;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Fund, and the Sub-Adviser is willing to render such services.

NOW THEREFORE, in consideration of mutual covenants herein contained, the Parties hereto agree as follows:

1.         Appointment. The Adviser hereby appoints Sub-Adviser to act as the investment sub-adviser of the Fund for the period and on the terms set forth herein as the Adviser, from time to time, may specify. Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2.         Services as Sub-Adviser. Subject to the general oversight and supervision of the Adviser and the Board of Trustees of the Trust, the Adviser employs Sub-Adviser to (a) manage the investment and reinvestment of the Fund’s assets and, with respect to such assets, to (b) continuously review, supervise, and administer the investment program of the Fund which is created by the Adviser; (c) determine, in Sub-Adviser’s discretion, the securities, instruments, agreements, and contracts to be purchased, sold or held by the Fund; (d) provide the Adviser and the Trust with records concerning Sub-Adviser’s activities which the Trust is required to maintain, and (e) render regular reports to the Adviser and to the Trust’s officers and Trustees concerning Sub-Adviser’s discharge of the foregoing responsibilities.

Sub-Adviser shall discharge the foregoing responsibilities, subject to the Adviser’s oversight and supervision and the control of the officers and the Trustees of the Trust and in compliance with (a) such policies as the Trustees may from time to time establish, (b) the objectives, policies, strategies, and limitations for the Fund as set forth in the Trust’s then-current registration statement, as amended from time to time, and (c) applicable laws and regulations. Sub-Adviser shall (a) oversee the placement of purchase and sale orders on behalf of the Fund; (b) maintain books and records with respect to the Fund’s securities transactions; (c) instruct the Trust’s Custodian(s) to hold and/or transfer the Fund’s assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term “Proper Instructions” shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.) Sub-Adviser will not be responsible for Trust expenses except as specified in this Agreement.

3.         Fund Transactions. Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, Sub-Adviser or any of its affiliates), electronic or other trading systems and to place orders directly with issuers of securities. Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Fund. Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Advisor deems desirable or appropriate. In selecting brokers or dealers to execute transactions on behalf of the Fund, Sub-Adviser is directed to use its best efforts to seek to obtain the best overall terms available, as described in the Trust’s current registration statement, as amended from time to time. In assessing the best overall terms available for the Fund transaction, Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Fund and/or other funds and accounts over which the Sub-Adviser or its affiliates exercise investment discretion. The Parties hereto acknowledge that it is desirable for the Fund that Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to a Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, Sub-Adviser may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of Sub-Adviser to the Fund. It is understood that the services provided by such brokers may be useful to Sub-Adviser in connection with the Sub-Advisor’s services to other clients. Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients and accounts where: (A) such aggregation or bunching of order is not inconsistent with the Fund’s investment objectives, policies and procedures, (B) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by Sub-Adviser in a manner that is fair and equitable in the judgment of Sub-Adviser, and (C) Sub-Adviser shall be cognizant of its fiduciary obligations to the Fund and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected. Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to a Fund’s transactions as they may reasonably request.

4.         Compensation of Sub-Adviser. For the services to be rendered by Sub-Adviser, as provided in Sections 2 and 3 of this Agreement, the Adviser shall pay Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement. Such compensation shall be accrued daily and paid to the Sub-Adviser monthly in arrears within 5 business days of each month, and shall be calculated by applying the annual percentage rate, as specified in the attached Schedule A, to the average daily assets of the Fund (as determined on each business day at the time each Fund calculates its net asset value per share). For purposes of calculating Sub-Adviser’s compensation, the value of the Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s governing instruments for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares. The compensation earned during each month under this Agreement will be held in an account with the Fund’s custodians or a bank until paid to the Sub-Adviser within 5 business days.

5.         Other Services to the Adviser or the Trust. At the request of the Trust or the Adviser, Sub-Adviser in its sole discretion may make available to the Trust or the Adviser office facilities, equipment, personnel, and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

6.         Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7.         Status of Sub-Adviser. The services of Sub-Adviser to the Adviser are deemed exclusive only during the term of their agreement, and Sub-Adviser is only prohibited from providing the investment strategy and advisory services in respect of the Fund as set forth in the Fund’s registration statement filed with the SEC or substantially similar investment strategy (services and investment strategy together, “Investment Strategy”), whether or not for a fee, to a registered investment company (“mutual fund”) or any other person or entity offering, directly or indirectly, the same mutual fund investment strategy. Sub-Adviser may provide these strategies to non-mutual fund clients. For purposes of clarity, and not by way of limitation, providing Investment Strategy “to a mutual fund” shall include serving as investment or sub-investment adviser, providing a model portfolio or signals, acting as a signal provider or otherwise directly to any mutual fund or, indirectly to any adviser, sponsor or distributor of mutual funds.

The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent to the Adviser or the Fund. If Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser or the Fund.

8.         Certain Records and Required Filings. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act, which are prepared or maintained by the Sub-Adviser on behalf of the Adviser, are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein. Sub-Adviser also shall make all required filings on Forms 13F, 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Funds due to the activities of Sub-Adviser. Sub-Adviser shall coordinate with the Adviser as appropriate with respect to the making of such filings.

9.         Standard of Care and Liability of Sub-Adviser. Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement. Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or a Fund or its shareholders in connection with the matters to which this Agreement relates, provided however that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

10.       Confidential Information.

(a)    The Parties understand that proprietary and confidential information may, from time to time, be exchanged. Proprietary and confidential information may include, but is not limited to, client lists, business and exclusive investment strategies, data compilations, financial statements and other information about the Party (except that Adviser and Funds may use such information for the purposes set forth in this Agreement); this information shall be deemed proprietary and confidential to the Fund and/or Adviser if it is clearly and correctly designated in writing as such at the time it is exchanged or designated at a later time (“Confidential Information”), provided that disclosure of Confidential Information prior to the designation shall not constitute a breach of this provision. Each Party agrees not to disclose or disseminate correctly designated Confidential Information without the written approval of the other Party. Further, the Parties acknowledge that Confidential Information acquired during the term of this Agreement shall be kept secret and confidential for a period of one (1) year from the date of termination of this Agreement, unless a later date is specified agreed to in writing by both parties.

(b)   Confidential Information shall exclude any material that is (i) lawfully within the recipient’s possession prior to the date of this Agreement and not subject to duty of confidentiality; (ii) voluntarily disclosed by a third-party so long as this third-party does not breach any obligation of confidentiality with respect to such information; (iii) is generally known or revealed to the public through no act or omission of the recipient; (iv) independently developed by the recipient or provider without use or reference to the proprietary or confidential information of the other Party; (v) is requested by any Federal, State regulatory body, court, association, self-regulatory authority or agency such as the Financial Industry Regulatory Authority; (vii) is required to be disclosed by the recipient or provider pursuant to law, rule or regulation; or (vii) has not been specifically designated as Confidential Information in writing by the Party claiming confidentiality.

11.       Permissible Interests. To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise, provided that all such interests shall be fully disclosed between the Parties on an ongoing basis and in the Trust’s registration statement as required by law.

12.       Duration and Termination. This Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of any Party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by vote of a majority of that Fund’s outstanding voting securities. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval (as set forth above) and shall continue from year to year thereafter, provided that each such continuance is specifically approved at least annually by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such Party, cast in person at a meeting called for the purpose of voting on such approval or (b) a vote of a “majority” (as defined in the 1940 Act) of each Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are neither (i) parties to this Agreement nor (ii) interested persons of any Party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The foregoing requirement, that continuance of this Agreement be “specifically approved at least annually,” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated at any time without the payment of any penalty, by Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding securities of each Fund on not less than 30 days’ nor more than 60 days’ written notice to Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days’ written notice to the Adviser (which will be responsible for notifying the Trust of such termination). This Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

13.       Notice. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other Party at the primary of such Party, unless such Party has previously designated another address.

14.       Use of Name and Performance Record. Sub-Adviser hereby consents to the use of its name and the names of its affiliates and/or derivatives of such names in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications during the time the Sub-Adviser is providing investment advice to the Fund. Sub-Adviser shall be permitted to use the names of the Adviser, the Trust or the Funds in its marketing materials provided it first receives approval of the Adviser and/or the Trust as applicable.

It is understood that the name of each Party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the Party in question and its affiliates, and that each other Party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the Parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

The Sub-Adviser’s “performance record” (the percentage of increase or decrease on assets invested and managed by Sub-Adviser) for the Fund shall belong to each of the Sub-Adviser and the Fund and can be used by the Sub-Adviser and/or the Fund in their respective and independent advertising and marketing.

15.       Amendments. This Agreement may be amended in writing signed by the Parties to the Agreement in a manner that is in accordance with applicable laws, rules and regulations and any exemptive relief obtained from the SEC.

16.       Definition of Terms. As used in this Agreement, the terms “assignment”, “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under the 1940 Act.

17.       Severability. If any provision of this Agreement or the application thereof to any Party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

18.       Liability; Indemnification

(a)   Except as to the indemnification hereunder, neither Party nor any of its officers, directors, employees, agents or controlling persons or assigns shall be liable for any error of judgment or law, or for any loss suffered by the other Party or any other person in connection with the matters to which this Agreement relates, except that no provision of this Agreement shall be deemed to protect any Party or person against any liability to which the Party or person might otherwise be subject by reason of any action(s) taken in breach of this Agreement, or bad faith, willful misfeasance, or negligence in the performance of its duties.

(b)   Each Party (“Indemnifying Party”) hereby agrees to defend, indemnify and hold harmless the other Party (“Indemnified Party”) from and against any and all liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including, without limitation, attorneys’ and expert testimony fees and expenses) actually suffered or incurred by the Indemnified Party (“Losses”) and which are not otherwise paid for or reimbursed by insurance or another person or entity (i.e. the so called “collateral source” rule shall not apply) arising out of or resulting from any claim, action, suit, arbitration, inquiry, proceeding or investigation brought or threatened against a Party (“Action”) brought by a third party against any Indemnified Party that arises, directly or indirectly, out of or relates to (i) actions taken or not taken by the Indemnifying Party under this Agreement; or (ii) any claim that Indemnifying Party has violated any applicable law, rule or regulation; provided, however, in either case, the Indemnifying Party will not be liable for any Losses resulting from the Indemnified Party’s breach of its obligations, terms, representations and warranties under this Agreement, or bad faith, willful misconduct or negligence.

(c)    The Indemnified Party shall give the Indemnifying Party prompt written notice of any Action giving rise to a right of indemnification under this Agreement, provided that the failure to provide such notice shall not release the Indemnifying Party from any obligations under this Section 18 except to the extent that it is materially prejudiced by such failure. Following receipt of such notice, the Indemnifying Party shall be entitled to assume and control the defense of the Action at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within ten days of the receipt of such notice; provided that if there exists a conflict of interest that would make it inappropriate, in the reasonable judgment of counsel to the Indemnified Party, for the same counsel to represent both the Indemnified Party and the Indemnifying Party the Indemnified Party shall be entitled to retain its own counsel at the Indemnifying Party’s expense. In the event that the Indemnifying Party exercises the right to undertake any such defense, the Indemnified Party shall cooperate with the Indemnifying Party and shall make available to the Indemnifying Party all witnesses, pertinent records, materials and information in the possession or control of Indemnified Party or its affiliates as the Indemnifying Party may reasonably request. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld), effect any settlement on behalf of the Indemnified Party of any Action in respect of which any Indemnified Party is or is likely to become a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on all claims that are the subject matter of such claim or Action.

19.       Miscellaneous

A.              This Agreement constitutes the full and complete agreement of the Parties hereto with respect to the subject matter hereof.

B.              Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

C.              This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the Parties.

D.              This Agreement and the rights and obligations of the Parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of New York.

E.         A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

F.         No Construction Against Drafter. The Parties acknowledge that this Agreement and all the terms and conditions contained herein have been fully reviewed and negotiated by the Parties. Having acknowledged the foregoing, the Parties agree that any principle of construction or rule of law that provides that an agreement shall be construed against the drafter of the agreement in the event of any inconsistency or ambiguity, shall have no application to the terms and conditions of this Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

Navellier & Associates, Inc.	RiskX Investments, LLC

By:	By:
Name:	Name:
Title:	Title:

Schedule A

To the

Investment Sub-Advisory Agreement

Between

RiskX Investments, LLC

and

Navellier & Associates, Inc.

Pursuant to Section 4 of this Agreement, the Adviser will pay to the Sub-Adviser an investment sub-advisory fee (the “Fee”) equal to an annualized rate of up to 0.50% of the average daily net assets of the Fund.  The Fee may be less than 0.50% under circumstances agreed upon by the Adviser and Sub-Adviser, such as, by way of example only, the Fund being in expense reimbursement status; shareholder retention; new shareholder asset growth; and other relevant criteria agreed upon between the parties.

DATED: [ ], 2016

APPENDIX B

INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of this 20th day of November, 2015, between RiskX Investments, LLC, a limited liability company organized under the laws of the State of Delaware (the “Adviser”), and American Independence Funds Trust, a business trust organized under the laws of the State of Delaware (the “Trust“).

     WHEREAS, the Adviser is principally engaged in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”);

     WHEREAS, the Trust proposes to engage in the business of an investment company and is registered as such under the Investment Company Act of 1940 (the “1940 Act”);

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

     WHEREAS, the Trust offers shares representing interests in each of the separate series listed on Schedule A attached hereto (collectively, the “Initial Funds”);

     WHEREAS, the Trust may, from time to time, offer shares representing interests in one or more additional series (each, an “Additional Fund” and collectively, the “Additional Funds”); and

     WHEREAS, the Trust desires to appoint the Adviser to serve as the investment adviser with respect to the Initial Funds as well as the “Additional Funds” (each such Additional Fund and Initial Fund being referred to herein individually as a “Fund” and collectively as the “Funds”).

NOW THEREFORE, the parties hereto hereby agree as follows:

1. APPOINTMENT OF ADVISER

     The Trust hereby appoints the Adviser to act as investment adviser for the Initial Funds for the period and on terms set forth herein. The Adviser accepts such appointment and agrees to render such services for the compensation set forth herein. In the event that the Trust desires to retain the Adviser to render investment advisory services hereunder with respect to an Additional Fund, and the Adviser is willing to render such services, Schedule A shall be amended in accordance with Section 8, paragraph b herein, whereupon such Additional Fund shall become a Fund hereunder.

2. DUTIES OF THE ADVISER

     The Adviser, at its own expense shall: (i) furnish continuously an investment program for each Fund; (ii) manage the investment and reinvestment of Fund assets; (iii) determine what investments shall be purchased, held, sold or exchanged for each Fund and what portion, if any, of the assets of each Fund shall be held uninvested; (iv) make changes on behalf of the Trust in the investments for each Fund; (v) provide the Trust with records concerning the Adviser‘s activities that the Trust is required to maintain; and (vi) render reports to the Trust‘s officers and Board of Trustees concerning the Adviser‘s discharge of the foregoing responsibilities. In addition, the Adviser will arrange for other necessary services, including custodial, transfer agency and administration. The Adviser shall furnish to the Trust all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Trust for each Fund. The Adviser may at its expense employ others to provide all or any part of such facilities and personnel.

     In carrying out its obligations the Investment Manager shall: (a) supervise and manage all aspects of the Funds’ operations; (b) provide the Funds or obtain for each, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Trust’s Board of Trustees; (c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Funds’ shareholders and reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities; (d) provide the Funds with, or obtain for each, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Funds’ principal office; (e) provide the Board of Trustees of the Trust on a regular basis with financial reports and analyses on the Funds’ operations and the operations of comparable investment companies; (f) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the Funds or the activities in which they engage, or with respect to securities which the Investment Manager considers desirable for inclusion in the Funds; (g) determine what issuers and securities shall be represented in the Funds’ respective portfolios and regularly report them to the Board of Trustees of the Trust; (h) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees of the Trust; and (i) take, on behalf of the Funds, all actions which appear necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

     The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, each Fund’s investment objective and policies, as set forth in the then current prospectus and statement of additional information for such Fund contained in the Trust’s Registration Statement on Form N-1A, as such prospectus and statement of additional information is amended or supplemented from time to time, and applicable laws and regulations.

3. CERTAIN RECORDS AND REPORTS

     Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 under the 1940 Act that are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust at its request (the “Records”). The Adviser agrees to preserve the Records for the periods prescribed in Rule 31a-2 under the 1940 Act. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

4. ADVISORY FEES

     For the services to be provided by the Adviser hereunder with respect to each Fund, the Trust shall pay to the Adviser a fee at the rate set forth on Schedule A attached hereto. The Adviser agrees to pay all expenses incurred by the Trust except for interest, taxes, brokerage expenses and other expenses connected with the execution of portfolio transactions, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to rule 12b-1 under the 1940 Act. Schedule A shall be amended from time to time to reflect the addition and/or termination of any Fund as a Fund hereunder and to reflect any change in the advisory fees payable with respect to any Fund duly approved in accordance with Section 8, paragraph b hereunder. All fees payable hereunder shall be accrued daily and paid as soon as practical after the last day of each month.

     In any case of commencement or termination of this Agreement with respect to any Fund during any calendar quarter, the fee with respect to such Fund for that quarter shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such Fund for the days during which it is in effect.

5. PORTFOLIO TRANSACTIONS

     In connection with the management of the investment and reinvestment of Fund assets pursuant to this Agreement, the Adviser, acting by its own officers, directors or employees, is authorized to select the brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust’s principal underwriter) that will execute purchase and sale transactions for the Trust. In executing portfolio transactions and selecting brokers or dealers, if any, the Adviser will use its best efforts to seek on behalf of a Fund the best overall terms available, as described from time to time, in the Trust’s Registration Statement. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to any fund of the Trust. The Adviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. The Trust acknowledges that any such research may be useful to the Adviser in connection with other accounts managed by it. Brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Board of Trustees, subject to applicable rules and regulations. The Adviser will promptly communicate to the officers and the Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

6. LIABILITY OF ADVISER

     Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its shareholders in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders resulting from any willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder, the reckless disregard of its duties or obligations hereunder, or breach of its fiduciary duty to the Trust, any Fund or its shareholders.

7. FORCE MAJEURE

     Notwithstanding any other provision of this Agreement, Adviser shall not be liable for any loss suffered by the Trust or its shareholders caused directly or indirectly by circumstances beyond Adviser’s reasonable control including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, labor difficulties, fires, earthquakes, floods or other catastrophes, acts of God, wars, riots or failures of communication or power supply.

8. DURATION, TERMINATION AND AMENDMENT

     a.     Duration. This Agreement shall become effective with respect to each Initial Fund on the date hereof and, with respect to any Additional Fund, on the date Schedule A is amended to reflect such Additional Fund in accordance with paragraph b below. Unless terminated in accordance with this Section 8, the Agreement shall remain in full force and effect for two years from the date hereof with respect to each Initial Fund and, with respect to each Additional Fund, for two years from the date on which such Fund becomes a Fund hereunder.

     Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to such Fund is specifically approved at least annually (i) by either the Board of Trustees of the Trust or by vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund, and (ii), in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     b. Amendment. Any amendment to this Agreement shall become effective with respect to a Fund upon approval of the Adviser, the Board of Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting such approval and, if required under the 1940 Act, a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

     c. Approval, Amendment or Termination by a Fund. Any approval, amendment or termination of this Agreement with respect to a Fund will not require the approval of any other Fund or the approval of a majority of the outstanding voting securities of the Trust, unless such approval is required by applicable law.

     d. Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

     e. Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Adviser, in each case on not less than 30 days’ nor more than 60 days’ prior written notice to the other party; provided, that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange.

9. SERVICES NOT EXCLUSIVE

     The services of the Adviser to the Trust hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

10.  MISCELLANEOUS

     a.     Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for the receipt of such notices.

     b. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

     c. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     d. Execution by Counterpart. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement.

     e. Survival After Termination. The rights and obligations set forth in Paragraphs 5 and 7 shall survive the termination of this Agreement.

     f. Permissible Interests. Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, agents, shareholders or otherwise; directors, partners, officers, agents and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, agents, shareholders or otherwise; and the Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise.

11. LICENSE AGREEMENT.

     The Trust shall have the non-exclusive right to use the name “American Independence“ to designate itself and any current or future series of shares only so long as RiskX Investments, LLC serves as investment manager or adviser to the Trust with respect to such series of shares. In the event that the Adviser ceases to act as the investment adviser to the Funds, the Trust shall cease using the names “American Independence” and “RiskX Funds”.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the date first set forth above.

AMERICAN INDEPENDENCE FUNDS TRUST

By: /s/ Susan L. Silva

Name: Susan L. Silva

Title Secretary and Treasurer

RISKX INVESTMENTS, LLC

By: /s/ John J. Pileggi

Name: John J. Pileggi

Title Chief Executive Officer

Schedule A

to the

INVESTMENT ADVISORY AGREEMENT

Dated November 20, 2015

between

American Independence Funds Trust

and

RiskX Investments, LLC

Pursuant to Section 4, the Trust, on behalf of each Fund listed below, shall pay the Adviser compensation at the following annual rates on the average net assets of such Fund:

Fund                                                                Effective                      Annual

                                                                        Date                             Rate

Dynamic Stock Fund                                         11-20-2015                   1.00%

International Alpha Strategies Fund                   11-20-2015                   0.81%

Boyd Watterson Core Plus Fund                         11-20-2015                   0.40%

Kansas Tax-Exempt Bond Fund                         11-20-2015                   0.30%

U.S. Inflation-Indexed Fund                              11-20-2015                   0.40%

JAForlines Risk-Managed Allocation Fund        11-27-2015                   0.75%

Large Cap Growth Fund                                     11-20-2015                   1.00%

APPENDIX C

BENEFICIAL OWNERS OF TRUST SHARES

As of the Record Date, the table below provides information on the persons owning, or beneficially owning, as of record 5% or more of each class of the Fund.

Fund	Name and Address of Beneficial Owner	Shares Outstanding	Percent of Class
RX DYNAMIC STOCK FUND – INSTITUTIONAL CLASS	Charles Schwab & Co Inc.	1,112,582.0820	61.76%
	Special Custody Acct for the Exclusive Benefit of Customers
	Attn: Mutual Funds
	101 Montgomery St.
	San Francisco, CA 94104-4151

RX DYNAMIC STOCK FUND – CLASS A	Charles Schwab & Co Inc.	121,675.0030	18.25%
	Special Custody Acct for the Exclusive Benefit of Customers
	Attn: Mutual Funds
	101 Montgomery St.
	San Francisco, CA 94104-4151

	LPL Financial	41,606.2280	6.24%
	Omnibus Customer Account
	Attn: Mutual Fund Trading
	4707 Executive Drive
	San Diego, CA 92121-3091

	TD Ameritrade Trust Company	39,878.5360	5.98%
	CO#0091Q
	PO Box 17748
	Denver, CO 80217-0748

RX DYNAMIC STOCK FUND – CLASS C	LPL Financial	74,546.5530	9.62%
	Omnibus Customer Account
	Attn: Mutual Fund Trading
	4707 Executive Drive
	San Diego, CA 92121-3091

PROXY

American Independence Funds Trust

Rx Dynamic Stock Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY 10105

(866) 410-2006

www.riskxfunds.com

SPECIAL MEETING OF SHAREHOLDERS

May 27, 2016

The undersigned hereby appoints Eric M. Rubin and Edward A. Strohbehn as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on May 27, 2016, at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposals, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

C-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

	FOR	AGAINST	ABSTAIN
Proposal 1: To approve the Investment Sub-Advisory Agreement between RiskX Investments, LLC and Navellier & Associates, Inc.	[ ]	[ ]	[ ]
Proposal 2: To approve a change to the Fund’s diversification status from Diversified to Non-Diversified.	[ ]	[ ]	[ ]
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof.	[ ]	[ ]	[ ]

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _________________________

______________________________________

Name of Shareholder(s) — Please print or type

______________________________________

Signature(s) of Shareholder(s)

______________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN, AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.